                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934

Date of Report (Date of earliest event reported)     October 9, 1998
                                                --------------------------------

--------------------------------------------------------------------------------

         FCC National Bank on Behalf of First Chicago Master Trust II
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charters)


  United States of America               0-16337                 51-0269396
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Numbers)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware            19801
--------------------------------------------------------------------------------
         (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:   302-656-5020

                                    1 of 84
                            Exhibit Index on Page 5

Item 5.   Other Events.
------

Effective for the June 1998 Due Period, FCC National Bank (the "Bank") will transfer amounts collected on recoveries of charged off Accounts to First Chicago Master Trust II (the "Trust"). Any recoveries so transferred will generally be treated as collections of Finance Charge Receivables. Amounts treated as recoveries will be included in collections for the July 1998 Distribution Date. Recoveries are generated only from collections received on Defaulted Receivables which were charged off while included in the assets of the Trust. The information contained in Exhibit 28 hereto reflects the addition of the amounts of such recoveries.

The Registrant's hereby incorporates by reference the information contained in
Exhibit 28 hereto in response to this Item 5.

Item 7.   Financial Statements and Exhibits.
-------

(c) Exhibits
       28A.  Monthly Servicer's Certificate -
             Floating Rate Asset Backed Certificates Series
             1993-F, Floating Rate Credit Card Certificates
             Series 1993-H, Floating Rate Asset Backed
             Certificates Series 1994-J, Floating Rate
             Credit Card Certificates Series 1994-K, 7.15%
             Credit Card Certificates Series 1994-L, Floating Rate
             Credit Card Certificates Series 1995-M, Floating Rate
             Credit Card Certificates Series 1995-N, Floating Rate
             Credit Card Certificates Series 1995-O, Floating Rate
             Credit Card Certificates Series 1995-P, Floating
             Rate Asset Backed Certificates Series 1996-Q, Floating
             Rate Asset Backed Certificates Series 1996-R,
             Floating Rate Asset Backed Certificates Series 1996-S, Floating Rate Asset Backed Certificates Series 1997-T and Floating Rate Asset Backed Certificates Series 1997-U.

       28B.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1993-F.

       28C.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1993-H.

       28D.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-J.

                                    2 of 84

       28E.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K.

       28F.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II 7.15% Credit Card
             Certificates Series 1994-L.

       28G.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M.

       28H.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-N.

       28I.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O.

       28J.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P.

       28K.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q.

       28L. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-R.

       28M. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S.

       28N. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-T

       28O. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U

                                    3 of 84

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FCC NATIONAL BANK
                             ----------------------------------


Date: October 9, 1998    By  /s/  Sharon A. Renchof
                             --------------------------------
                             Title: Assistant Secretary


                                    4 of 84

                               INDEX TO EXHIBITS


Exhibit                 Description of
Number                      Exhibit
-------                 --------------
  28A.          Monthly Servicer's Certificate -
                  First Chicago Master Trust II Floating
                  Rate Asset Backed Certificates Series 1993-F,
                  Floating Rate Credit Card Certificates
                  Series 1993-H, Floating Rate Asset Backed
                  Certificates Series 1994-J, Floating Rate
                  Credit Card Certificates Series 1994-K, 7.15%
                  Credit Card Certificates Series 1994-L,
                  Floating Rate Credit Card Certificates Series
                  1995-M, Floating Rate Credit Card
                  Certificates Series 1995-N, Floating Rate
                  Credit Card Certificates Series 1995-O,
                  Floating Rate Credit Card Certificates
                  Series 1995-P, Floating Rate Asset
                  Backed Certificates Series 1996-Q, Floating
                  Rate Asset Backed Certificates Series
                  1996-R, Floating Rate Asset Backed
                  Certificates Series 1996-S,
                  Floating Rate Asset Backed Certificates Series 1997-T and Floating Rate Asset Backed Certificates Series 1997-U

  28B.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1993-F.

                                    5 of 84

  28C.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1993-H.

  28D.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1994-J.

  28E.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1994-K.

  28F.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II 7.15% Credit Card
           Certificates Series 1994-L.

  28G.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-M.

  28H.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-N.

  28I.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-O.

  28J.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-P.

  28K.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-Q.

  28L.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-R.

  28M.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-S.

  28N.   Certificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-T

  28O.   Certificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-U


                                    6 of 84

                                                                    EXHIBIT 28.A

                       MONTHLY SERVICER'S CERTIFICATE

                              FCC National Bank

          -----------------------------------------------------------

                        First Chicago Master Trust II
                                October 7, 1998

          -----------------------------------------------------------

The undersigned, duly authorized representatives of FCC National Bank ("FCCNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented, (the "Pooling and Servicing Agreement") by and between FCCNB, as Seller and Servicer and Norwest Bank Minnesota, National Association, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

     2. FCCNB is as of the date hereof the Seller and the Servicer under the Pooling and Servicing Agreement.

     3.   The undersigned are Servicing Officers.

     4.   The aggregate amount of Collections processed for the Due Period for this Distribution Date was equal to............................................................  $4,175,986,262.25

     5.   (a)  The aggregate amount of such Collections allocated to Principal
          Receivables for the Due Period for this Distribution Date was equal to.........................  $3,930,919,556.10

          (b)  The aggregate amount of such Collections allocated to Finance
          Charge Receivables for the Due Period for this Distribution Date was equal to.......................................................................................  $  245,066,706.15

     6.   (a)  The aggregate Interchange Amount (which will be included as
          Finance Charge Receivables for all Series) for this Distribution Date
          was equal to...................................................................................  $   53,403,665.77

          (b)  The aggregate Net Recoveries Amount (which will be included as
          Finance Charge Receivables for all Series) for this Distribution Date
          was equal to...................................................................................  $    9,095,794.68

     7.   The Invested Percentage of Collections allocated to Principal
          Receivables for the Due Period was equal to for:

               Series 1993 - F  .........................................................................          4.598%
               Series 1993 - H  .........................................................................          4.598%
               Series 1994 - J  .........................................................................          3.284%
               Series 1994 - K  .........................................................................          3.284%
               Series 1994 - L  .........................................................................          3.284%
               Series 1995 - M  .........................................................................          3.753%
               Series 1995 - N  .........................................................................          3.753%
               Series 1995 - O  .........................................................................          3.753%
               Series 1995 - P  .........................................................................          3.753%
               Series 1996 - Q  .........................................................................          6.756%
               Series 1996 - R  .........................................................................          3.003%
               Series 1996 - S  .........................................................................          5.255%
               Series 1997 - T  .........................................................................          4.504%
               Series 1997 - U  .........................................................................          3.003%

                                    7 of 84

8. The Invested Percentage of Collections allocated to Finance Charge Receivables for the Due Period was equal to for:

          Series 1993 - F  .................................  1.149%
          Series 1993 - H  .................................  1.916%
          Series 1994 - J  .................................  3.284%
          Series 1994 - K  .................................  3.284%
          Series 1994 - L  .................................  3.284%
          Series 1995 - M  .................................  3.753%
          Series 1995 - N  .................................  3.753%
          Series 1995 - O  .................................  3.753%
          Series 1995 - P  .................................  3.753%
          Series 1996 - Q  .................................  6.756%
          Series 1996 - R  .................................  3.003%
          Series 1996 - S  .................................  5.255%
          Series 1997 - T  .................................  4.504%
          Series 1997 - U  .................................  3.003%

9. The Invested Percentage with respect to the Investor Default Amount for the Due Period was equal to for:

          Series 1993 - F  .................................  1.149%
          Series 1993 - H  .................................  1.916%
          Series 1994 - J  .................................  3.284%
          Series 1994 - K  .................................  3.284%
          Series 1994 - L  .................................  3.284%
          Series 1995 - M  .................................  3.753%
          Series 1995 - N  .................................  3.753%
          Series 1995 - O  .................................  3.753%
          Series 1995 - P  .................................  3.753%
          Series 1996 - Q  .................................  6.756%
          Series 1996 - R  .................................  3.003%
          Series 1996 - S  .................................  5.255%
          Series 1997 - T  .................................  4.504%
          Series 1997 - U  .................................  3.003%

10. The aggregate amount of drawings or payments, if any, under the Enhancement, if any, required to be made on the next succeeding Distribution Date is equal to for:

          Series 1993 - F  .................................  $0.00
          Series 1993 - H  .................................  $0.00
          Series 1994 - J  .................................  $0.00
          Series 1994 - K  .................................  $0.00
          Series 1994 - L  .................................  $0.00
          Series 1995 - M  .................................  $0.00
          Series 1995 - N  .................................  $0.00
          Series 1995 - O  .................................  $0.00
          Series 1995 - P  .................................  $0.00
          Series 1996 - Q  .................................  $0.00
          Series 1996 - R  .................................  $0.00
          Series 1996 - S  .................................  $0.00
          Series 1997 - T  .................................  $0.00
          Series 1997 - U  .................................  $0.00

                                    8 of 84

11. The amount of interest due on the Cash Collateral Account loan, if applicable, required to be paid on the next Distribution Date is equal to for:

          Series 1993 - F  .................................     $3,402.78
          Series 1993 - H  .................................    $11,924.46
          Series 1994 - J  .................................    $22,507.64
          Series 1994 - K  .................................    $25,474.73
          Series 1994 - L  .................................    $17,468.27
          Series 1995 - M  .................................         $0.00
          Series 1995 - N  .................................         $0.00
          Series 1995 - O  .................................         $0.00
          Series 1995 - P  .................................         $0.00
          Series 1996 - Q  .................................         $0.00
          Series 1996 - R  .................................         $0.00
          Series 1996 - S  .................................         $0.00
          Series 1997 - T  .................................         $0.00
          Series 1997 - U  .................................         $0.00


12. The amount of Monthly Servicing Fee required to be paid on the next succeeding Distribution Date is equal to for:

          Series 1993 - F  .................................   $306,250.00
          Series 1993 - H  .................................   $486,111.11
          Series 1994 - J  .................................   $833,333.33
          Series 1994 - K  .................................   $833,333.33
          Series 1994 - L  .................................   $833,333.33
          Series 1995 - M  .................................   $952,380.95
          Series 1995 - N  .................................   $952,380.95
          Series 1995 - O  .................................   $952,380.95
          Series 1995 - P  .................................   $952,380.95
          Series 1996 - Q  ................................. $1,714,285.71
          Series 1996 - R  .................................   $761,904.77
          Series 1996 - S  ................................. $1,333,333.34
          Series 1997 - T  ................................. $1,142,857.14
          Series 1997 - U  .................................   $761,904.77

13. The aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of interest is equal to for:

          Series 1993 - F  .................................   $854,947.92
          Series 1993 - H  ................................. $1,400,607.64
          Series 1994 - J  ................................. $2,409,375.00
          Series 1994 - K  ................................. $2,395,833.33
          Series 1994 - L  ................................. $2,979,166.67
          Series 1995 - M  ................................. $2,786,828.57
          Series 1995 - N  ................................. $2,750,816.67
          Series 1995 - O  ................................. $2,788,911.89
          Series 1995 - P  ................................. $2,762,126.18
          Series 1996 - Q  ................................. $4,928,970.00
          Series 1996 - R  ................................. $2,171,318.10
          Series 1996 - S  ................................. $3,844,855.33
          Series 1997 - T  ................................. $3,259,551.43
          Series 1997 - U  ................................. $2,190,653.33

                                    9 of 84

14. The aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of principal is equal to for:

          Series 1993 - F  .....................................  $58,333,333.33
          Series 1993 - H  .....................................  $58,333,333.33
          Series 1994 - J  .....................................           $0.00
          Series 1994 - K  .....................................           $0.00
          Series 1994 - L  .....................................           $0.00
          Series 1995 - M  .....................................           $0.00
          Series 1995 - N  .....................................           $0.00
          Series 1995 - O  .....................................           $0.00
          Series 1995 - P  .....................................           $0.00
          Series 1996 - Q  .....................................           $0.00
          Series 1996 - R  .....................................           $0.00
          Series 1996 - S  .....................................           $0.00
          Series 1997 - T  .....................................           $0.00
          Series 1997 - U  .....................................           $0.00

15.  The excess, if any, of the First Chicago Amount over the
     Aggregate Principal Receivables required to be maintained
     pursuant to the Agreement..................................    $6,610,273,335.25

16.  The First Chicago Amount for the Due Period divided by
     Aggregate Principal Receivables for the Due Period.........               49.549%

17.  The Minimum First Chicago Interest Percentage..............                7.000%

18. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee in respect of each Series outstanding pursuant to Section 5.02(a) of the Agreement, if applicable.

19.  As of the date hereof, to the best knowledge of the undersigned, no default in the performance of the obligation of the Servicer under the Pooling and Servicing Agreement has occurred or is
     continuing except as follows:                                               NONE

20. As of the date hereof no Liquidation Event has been deemed to have occurred for the Due Period for this Distribution
     Date with respect to any Series.

21. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than the Lien granted by the Pooling and Servicing Agreement.

22.  During the preceding calendar month, the number of newly
     - originated Accounts was..................................              119,914

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this certificate the date first set forth above.

                                   FCC National Bank
                                      as Servicer

                         By: /s/ James A. Harwood
                            ---------------------------------
                                    Servicing Officer


                         By: /s/ Mary Vach
                            ---------------------------------
                                    Servicing Officer

                                   10 of 84

                                                                    EXHIBIT 28.B

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

                        ______________________________

                        FIRST CHICAGO MASTER TRUST II
                               Series 1993 - F
                               October 7, 1998

                        ______________________________

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993 - F Supplement dated as of June 01, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1,000 Original Principal Amount.)
     ----------------------------------------------------------

     1.   The total amount of the distribution to
          Series 1993 - F Certificateholders on the
          Payment Date per $1,000 interest...................................................................     $  84.555

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Series 1993 - F Certificates,
          per $1,000 interest................................................................................     $  83.333

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Series 1993 - F  Certificates, per $1,000
          interest...........................................................................................     $   1.221

                                   11 of 84

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Collections of Receiveables
          ---------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series......................................................    $   508,592,713.19

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1993 - F Certificates.............................................................    $   184,039,180.41

     C.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of the  Series 1993 - F
          Certificates, per $1,000 interest............................................................    $          262.913

     d.   Excess Principal Collections allocated
          in respect of the Series 1993 - F Certificates,
          if any........................................................................................   $             0.00


     2.   Receivables in Trust.
          ---------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)......................................................   $15,224,559,054.25

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1993 - F
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date..............................................................................  $   175,000,000.03

     c.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1993 - F Certificates for the Due
          Period with respect to the current
          Distribution Date..............................................................................               1.149%

     d.   The Invested Percentage with respect to
          Principal Receivables for the Series 1993 - F
          Certificates for the Due Period with respect
          to the current Distribution Date..............................................................                4.598%

     e.   The Pre-Allocated Invested Amount for
          the Due period with respect to the
          current Distribution Date.....................................................................   $             0.00

                                   12 of 84

     3.   Delinquent Balances
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts which were
          30 or more days delinquent as of the
          end of the Due Period for the current
          Distribution Date..............................................................................  $   758,702,061.40

     4.   Investor Default Amount
          -----------------------

          The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1993 - F
          Certificates (the "Investor Default Amount").

     a.   Investor Default Amount........................................................................  $   1, 122, 504.43

     b.   Recoveries.....................................................................................  $       104,552.39

     c.   Net Default Receivables........................................................................  $     1,017,952.04

     5.   Investor Charge-offs.
          --------------------

     a.   The amount of the Investor Charge-Offs
          per $1,000 interest after reimbursement
          of any such Investor Charge-Offs for the
          Due Period with respect to the current
          Distribution Date..............................................................................  $             0.00

     b.   The amount attributable to Investor Charge-Offs,
          if any, by which the principal balance of
          the  Series 1993 - F  Certificates exceeds
          the Invested Amount as of the end of the
          day on the Record Date with respect
          to the current Distribution Date...............................................................  $             0.00

     6.   Monthly Servicing Fee
          ---------------------

          The amount of the Monthly Servicing Fee
          payable from Available Funds by the
          Trust to the Servicer with respect to
          the current Distribution Date..................................................................  $        72,916.67

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date...........................................................................................  $       233,333.33

     7.   Available Cash Collateral Amount.
          --------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount")....................................................................... $             0.00

                                   13 of 84

     b.   The amount available to be withdrawn from
          the Cash Collateral Account (the "Available
          Cash Collateral Amount") as of the end
          of the day on the current Distribution
          Date, after giving effect to all
          withdrawals, deposits and payments to be
          made in respect of the preceding Due
          Period.......................................................................................... $    22,750,000.00

     c.   The Available Cash Collateral Amount
          as computed in 7.b. as a percentage of the
          Invested Amount of the Series 1993 - F
          Certificates as of such Due Period..............................................................             13.000%

C.   The Pool Factor.
     ---------------

          The Pool Factor (which represents the ratio
          of the Invested Amount on the last  day
          of the month ending on the Record Date
          adjusted for Investor Charge-Offs set forth
          in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Initial Invested Amount).  The amount of a
          Certificateholder's pro rata share of the
          Invested Amount can be determined by multi-
          plying the original denomination of the
          holder's Certificate by the Pool Factor.........................................................        16.66666667%

D.   Deficit Controlled Amortization Amount.
     ---------------------------------------

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period.................................................................... $             0.00

                              FCC National Bank,
                              Servicer

                              By       /s/ James A. Harwood
                                   -----------------------------
                              Title:      Vice President

                                   14 of 84

                                                                    EXHIBIT 28.C

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

    ----------------------------------------------------------------------
                        FIRST CHICAGO MASTER TRUST II
                               Series 1993 - H
                               October 7, 1998
    ----------------------------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993 - H Supplement dated as of August 01, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1,000 Original Principal Amount.)
     --------------------------------------------------------

     1. The total amount of the distribution to
        Series 1993 - H Certificateholders on the
        Payment Date per $1,000 interest................................................                $85.334


    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Series 1993 - H Certificates,
        per $1,000 interest ............................................................                $83.333


     3. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1993 - H Certificates, per $1,000
        interest ......................................................................                 $ 2.001

                                   15 of 84

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.  Collections of Receivables.
         --------------------------

     a.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Investor Certificates of all Series ................................................              $508,592,713.19

     b.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Series 1993 - H Certificates .......................................................              $186,325,591.43

     c.  The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which were
         allocated in respect of the Series 1993 - H
         Certificates, per $1,000 interest ......................................................                     $266.179

     d.  Excess Principal Collections allocated
         in respect of the Series 1993 - H Certificates,
         if any .................................................................................                        $0.00

     2.  Receivables in Trust.
         --------------------

     a.  Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by
         the Investor Certificates of all Series) ..............................................            $15,224,559,054.25

     b.  The amount of Principal Receivables in
         the Trust represented by the Series 1993 - H
         Certificates (the "Invested Amount") for
         the Due Period with respect to the current
         Distribution Date .....................................................................               $291,666,666.69

     c.  The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1993 - H Certificates for the Due
         Period with respect to the current
         Distribution Date .....................................................................                        1.916%

     d.  The Invested Percentage with respect to
         Principal Receivables for the Series 1993 - H
         Certificates for the Due Period with respect
         to the current Distribution Date .......................................................                       4.598%

     e.  The Pre-Allocated Invested Amount for
         the Due period with respect to the
         current Distribution Date ..............................................................                        $0.00

                                   16 of 84

     3.  Delinquent Balances.
         -------------------

         The aggregate amount of outstanding
         balances in the Accounts which were 30
         or more days delinquent as of the end of
         the Due Period for the current Distribution
         Date ...................................................................................              $758,702,061.40

     4.  Investor Default Amount
         -----------------------

         The aggregate amount of all Defaulted
         Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1993 - H
         Certificates (the "Investor Default Amount").

     a.  Investor Default Amount ................................................................                $1,870,840.72

     b.  Recoveries .............................................................................                  $174,253.99

     c.  Net Default Receivables................................................................                 $1,696,586.73

     5.  Investor Charge-offs.
         --------------------

     a.  The amount of the Investor Charge-Offs
         per $1,000 interest after reimbursement
         of any such Investor Charge-Offs for the
         Due Period with respect to the current
         Distribution Date .....................................................................                         $0.00

     b.  The amount attributable to Investor Charge-Offs,
         if any, by which the principal balance of
         the Series 1993 - H Certificates exceeds
         the Invested Amount as of the end of the
         day on the Record Date with respect
         to the current Distribution Date ......................................................                         $0.00

     6.  Monthly Servicing Fee.
         ---------------------

     a.  The amount of the Monthly Servicing Fee
         payable from Available Funds by the
         Trust to the Servicer with respect to
         the current Distribution Date .........................................................                   $182,291.67

     b.  The amount of the Interchange Monthly
         Servicing Fee payable to the Servicer
         with respect to the current Distribution
         Date ..................................................................................                   $303,819.44

     7.  Available Cash Collateral Amount.
         --------------------------------

     a.  The amount, if any, withdrawn
         from the Cash Collateral Account
         for the current Distribution Date
         (the "Withdrawal Amount") .............................................................                         $0.00

                                   17 of 84

     b.  The amount available to be withdrawn from
         the Cash Collateral Account (the "Available
         Cash Collateral Amount") as of the end
         of the day on the current Distribution
         Date, after giving effect to all
         withdrawals, deposits and payments to be
         made in respect of the preceding Due
         Period ................................................................................               $37,916,666.67

     c.  The Available Cash Collateral Amount
         as computed in 7.b. as a percentage of the
         Invested Amount of the Series 1993 - H
         Certificates as of such Due Period .....................................................                     13.000%

C.   The Pool Factor.
     ---------------

         The Pool Factor (which represents the ratio
         of the Invested Amount on the last day
         of the month ending on the Record Date
         adjusted for Investor Charge-Offs set forth
         in B.5.a. above and for the distributions
         of principal set forth in A.2 above to the
         Initial Invested Amount).  The amount of a
         Certificateholder's pro rata share of the
         Invested Amount can be determined by multi-
         plying the original denomination of the
         holder's Certificate by the Pool Factor ...............................................                 33.33333334%


D.   Deficit Controlled Amortization Amount.
     --------------------------------------

         The Deficit Controlled Amortization Amount
         for the preceding Due Period ...........................................................                       $0.00

                             FCC National Bank,
                             Servicer


                             By         /s/ James A. Harwood
                                        --------------------------------

                             Title:            Vice President

                                   18 of 84

                                                                    EXHIBIT 28.D

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

                ----------------------------------------------
                        FIRST CHICAGO MASTER TRUST II
                               Series 1994 - J
                               October 7, 1998
                ----------------------------------------------

        Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - J Supplement dated as of May 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Distribution
   ----------------------------------------------
   (Stated on the Basis of $1,000 Original Principal Amount).
   ---------------------------------------------------------

1.   The total amount of the distribution to
     Series 1994 - J Certificateholders on the
     Payment Date per $1,000 interest............................               $4.819

2.   The amount of the distribution set forth
     in paragraph 1 above in respect of
     principal on the Series 1994 - J Certificates,
     per $1,000 interest.........................................               $0.000

3.   The amount of the distribution set forth in
     paragraph 1 above in respect of interest on
     the  Series 1994 - J Certificates, per $1,000
     interest....................................................               $4.819

                                   19 of 84

B.  Information Regarding the Performance of the Trust.
    --------------------------------------------------

    1.  Collections of Receivables.
        --------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series........................           $508,592,713.19

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1994 - J Certificates...............................             $9,580,154.36

    c.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of the Series 1994 - J
        Certificates, per $1,000 interest..............................                   $19.160

    d.  Excess Finance Charge Collections allocated
        in respect of the Series 1994 - J Certificates,
        if any.........................................................                     $0.00

    e.  Excess Principal Collections allocated in
        respect of the Series 1994 - J Certificates,
        if any.........................................................                     $0.00

    2.  Receivables in Trust.
        --------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).......................        $15,224,559,054.25

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1994 - J
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date..............................................           $500,000,000.00

    c.  Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1994 - J Certificates for the Due
        Period with respect to the current
        Distribution Date..............................................                     3.284%

    d.  The Invested Percentage with respect to
        Principal Receivables for the Series 1994 - J
        Certificates for the Due Period with respect
        to the current Distribution Date...............................                     3.284%

                                   20 of 84

3.  Delinquent Balances.
    -------------------

    The aggregate amount of outstanding
    balances in the Accounts which were 30
    or more days delinquent as of the end of
    the Due Period for the current Distribution
    Date......................................................      $758,702,061.40

4.  Investor Default Amount.
    -----------------------

    The aggregate amount of all Defaulted
    Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - J
    Certificates (the "Investor Default Amount").

a.  Investor Default Amount...................................        $3,207,155.50

b.  Recoveries................................................          $298,721.12

c.  Net Default Receivables...................................        $2,908,434.38

5.  Investor Charge-offs.
    --------------------

a.  The amount of the Investor Charge-Offs
    per $1,000 interest after reimbursement
    of any such Investor Charge-Offs for the
    Due Period with respect to the current
    Distribution Date.........................................                $0.00

b.  The amount attributable to Investor Charge-Offs,
    if any, by which the principal balance of
    the Series 1994 - J Certificates exceeds
    the Invested Amount as of the end of the
    day on the Record Date with respect
    to the current Distribution Date..........................                $0.00

6.  Monthly Servicing Fee.
    ---------------------

a.  The amount of the Monthly Servicing Fee
    payable from Available Funds by the
    Trust to the Servicer with respect to
    the current Distribution Date.............................          $312,500.00

b.  The amount of the Interchange Monthly
    Servicing Fee payable to the Servicer
    with respect to the current Distribution
    Date......................................................          $520,833.33

7.  Available Cash Collateral Amount.
    --------------------------------

a.  The amount, if any, withdrawn
    from the Cash Collateral Account
    for the current Distribution Date
   (the "Withdrawal Amount")..................................                $0.00

                                   21 of 84

   b. The amount available to be withdrawn from
      the Cash Collateral Account (the "Available
      Cash Collateral Amount") as of the end
      of the day on the current Distribution
      Date, after giving effect to all
      withdrawals, deposits and payments to be
      made in respect of the preceding Due
      Period.....................................................       $65,000,000.00

   c. The Available Cash Collateral Amount
      as computed in 7.b. as a percentage of the
      Invested Amount of the Series 1994 - J
      Certificates as of such Due Period.........................               13.000%

C. The Pool Factor.
   ---------------

      The Pool Factor (which represents the ratio
      of the Invested Amount on the last  day
      of the month ending on the Record Date
      adjusted for Investor Charge-Offs set forth
      in B.5.a. above and for the distributions
      of principal set forth in A.2 above to the
      Initial Invested Amount).  The amount of a
      Certificateholder's pro rata share of the
      Invested Amount can be determined by multi-
      plying the original denomination of the
      holder's Certificate by the Pool Factor....................         100.00000000%

D. Deficit Controlled Amortization Amount.
   --------------------------------------

   1. The Deficit Controlled Amortization Amount
      for the preceding Due Period...............................                $0.00

                                   FCC National Bank,
                                   Servicer


                                   By   /s/ James A. Harwood
                                      -----------------------------

                                   Title:   Vice President

                                   22 of 84

                                                                    EXHIBIT 28.E

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

         ------------------------------------------------------------

                        FIRST CHICAGO MASTER TRUST II
                               Series 1994 - K
                               October 7, 1998

         -------------------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank , as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota , National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - K Supplement dated as of August 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1,000 Original Principal Amount).
     --------------------------------------------------------

     1.  The total amount of the distribution to
         Series 1994 - K Certificateholders on the
         Payment Date per $1,000 interest ......................................................                  $4.792

     2.  The amount of the distribution set forth
         in paragraph 1 above in respect of
         principal on the Series 1994 - K Certificates,
         per $1,000 interest ...................................................................                  $0.000

     3.  The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the  Series 1994 - K Certificates, per $1,000
         interest ..............................................................................                  $4.792

                                   23 of 84

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.  Collections of Receivables.
         --------------------------

     a.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Investor Certificates of all Series ...............................................             $508,592,713.19

     b.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the  Series 1994 - K Certificates .....................................................               $9,580,154.36

     c.  The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which  were
         allocated in respect of the  Series 1994 - K
         Certificates, per $1,000 interest .....................................................                     $19.160

     d.  Excess Finance Charge Collections allocated
         in respect of the  Series 1994 - K Certificates,
         if any.................................................................................                       $0.00

     e.   Excess Principal Collections allocated in
          respect of the  Series 1994 - K Certificates,
          if any  ..............................................................................                       $0.00

     2.  Receivables in Trust.
         --------------------

     a.  Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by
         the Investor Certificates of all Series) ..............................................          $15,224,559,054.25

     b.  The amount of Principal Receivables in
         the Trust represented by the  Series 1994 - K
         Certificates (the "Invested Amount") for
         the Due Period with respect to the current
         Distribution Date......................................................................             $500,000,000.00

     c.  The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1994 - K Certificates for the Due
         Period with respect to the current
         Distribution Date......................................................................                      3.284%

     d.  The Invested Percentage with respect to
         Principal Receivables for the  Series 1994 - K
         Certificates for the Due Period with respect
         to the current Distribution Date ......................................................                      3.284%

                                   24 of 84

     3.  Delinquent Balances.
         -------------------

         The aggregate amount of outstanding
         balances in the Accounts which were 30
         or more days delinquent as of the end of
         the Due Period for the current Distribution
         Date ...................................................................................              $758,702,061.40

     4.  Investor Default Amount.
         -----------------------

         The aggregate amount of all Defaulted
         Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - K
         Certificates (the "Investor Default Amount").

     a.  Investor Default Amount ................................................................                $3,207,155.50

     b.  Recoveries .............................................................................                  $298,721.12

     c.  Net Default Receivables ................................................................                $2,908,434.38

     5.  Investor Charge-offs.
         --------------------

     a.  The amount of the Investor Charge-Offs
         per $1,000 interest after reimbursement
         of any such Investor Charge-Offs for the
         Due Period with respect to the current
         Distribution Date.......................................................................                        $0.00

     b.  The amount attributable to Investor Charge-Offs,
         if any, by which the principal balance of
         the  Series 1994 - K  Certificates exceeds
         the Invested Amount as of the end of the
         day on the Record Date with respect
         to the current Distribution Date .......................................................                        $0.00

     6.  Monthly Servicing Fee.
         ---------------------

     a.  The amount of the Monthly Servicing Fee
         payable from Available Funds by the
         Trust to the Servicer with respect to
         the current Distribution Date...........................................................                  $312,500.00

     b.  The amount of the Interchange Monthly
         Servicing Fee payable to the Servicer
         with respect to the current Distribution
         Date.....................................................................................                 $520,833.33

     7.  Available Cash Collateral Amount.
         ---------------------------------

     a.  The amount, if any, withdrawn
         from the Cash Collateral Account
         for the current Distribution Date
         (the "Withdrawal Amount")...............................................................                        $0.00


                                   25 of 84

     b.  The amount available to be withdrawn from
         the Cash Collateral Account (the "Available
         Cash Collateral Amount") as of the end
         of the day on the current Distribution
         Date, after giving effect to all
         withdrawals, deposits and payments to be
         made in respect of the preceding Due
         Period .................................................................................               $72,500,000.00

     c.  The Available Cash Collateral Amount
         as computed in 7.b. as a percentage of the
         Invested Amount of the  Series 1994 - K
         Certificates as of such Due Period .....................................................                      14.500%

C.  The Pool Factor.
    ---------------

         The Pool Factor (which represents the ratio
         of the Invested Amount on the last  day
         of the month ending on the Record Date
         adjusted for Investor Charge-Offs set forth
         in B.5.a. above and for the distributions
         of principal set forth in A.2 above to the
         Initial Invested Amount).  The amount of a
         Certificateholder's pro rata share of the
         Invested Amount can be determined by multi-
         plying the original denomination of the
         holder's Certificate by the Pool Factor ................................................                100.00000000%

D.  Deficit Controlled Amortization Amount.
    --------------------------------------

         1.  The Deficit Controlled Amortization Amount
             for the preceding Due Period .......................................................                        $0.00

                              FCC National Bank,
                              Servicer


                              By           /s/ James A. Harwood
                                           ----------------------------
                              Title:          Vice President


                                   26 of 84

                                                                    EXHIBIT 28.F


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


                  __________________________________________

                        FIRST CHICAGO MASTER TRUST II
                               Series 1994 - L
                               October 7, 1998
                  __________________________________________


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - L Supplement dated as of August 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1,000 Original Principal Amount).
     ---------------------------------------------------------
     1. The total amount of the distribution to
        Series 1994 - L Certificateholders on the
        Payment Date per $1,000 interest........................      $5.958

     2. The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Series 1994 - L Certificates,
        per $1,000 interest.....................................      $0.000

     3. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1994 - L Certificates, per $1,000
        interest................................................      $5.958

                                   27 of 84

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------
     1. Collections of Receivables.
        ---------------------------

     a. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.................      $508,592,713.19

     b. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1994 - L Certificates.......................         $9,580,154.36

     c. The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of the Series 1994 - L
        Certificates, per $1,000 interest.......................              $19.160

     d. Excess Finance Charge Collections allocated
        in respect of the Series 1994 - L Certificates,
        if any..................................................                $0.00

     e. Excess Principal Collections allocated in
        respect of the Series 1994 - L Certificates,
        if any..................................................                $0.00

     2. Receivables in Trust.
        ---------------------

     a. Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series)................   $15,224,559,054.25

     b. The amount of Principal Receivables in
        the Trust represented by the Series 1994 - L
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date.......................................      $500,000,000.00

     c. The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1994 - L Certificates for the Due
        Period with respect to the current
        Distribution Date.......................................               3.284%

     d. The Invested Percentage with respect to
        Principal Receivables for the Series 1994 - L
        Certificates for the Due Period with respect
        to the current Distribution Date........................               3.284%

                                   28 of 84

     3. Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date....................................................      $758,702,061.40

     4. Investor Default Amount.
        ------------------------

        The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - L
        Certificates (the "Investor Default Amount").

     a. Investor Default Amount.................................        $3,207,155.50

     b. Recoveries..............................................          $298,721.12

     c. Net Default Receivables.................................        $2,908,434.38

     5. Investor Charge-offs.
        ---------------------

     a. The amount of the Investor Charge-Offs
        per $1,000 interest after reimbursement
        of any such Investor Charge-Offs for the
        Due Period with respect to the current
        Distribution Date.......................................                $0.00

     b. The amount attributable to Investor Charge-Offs,
        if any, by which the principal balance of
        the Series 1994 - L Certificates exceeds
        the Invested Amount as of the end of the
        day on the Record Date with respect
        to the current Distribution Date........................                $0.00

     6. Monthly Servicing Fee.
        ----------------------

     a. The amount of the Monthly Servicing Fee
        payable from Available Funds by the
        Trust to the Servicer with respect to
        the current Distribution Date...........................          $312,500.00

     b. The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date....................................................          $520,833.33

     7. Available Cash Collateral Amount.
        ---------------------------------

     a. The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount")...............................                $0.00

                                   29 of 84

     b. The amount available to be withdrawn from
        the Cash Collateral Account (the "Available
        Cash Collateral Amount") as of the end
        of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made in respect of the preceding Due
        Period..................................................       $57,500,000.00

     c. The Available Cash Collateral Amount
        as computed in 7.b. as a percentage of the
        Invested Amount of the Series 1994 - L
        Certificates as of such Due Period......................              11.500%

C.   The Pool Factor.
     ----------------

        The Pool Factor (which represents the ratio
        of the Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Investor Charge-Offs set forth
        in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Initial Invested Amount).  The amount of a
        Certificateholder's pro rata share of the
        Invested Amount can be determined by multi-
        plying the original denomination of the
        holder's Certificate by the Pool Factor.................        100.00000000%

D.   Deficit Controlled Amortization Amount.
     ---------------------------------------

     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period............................               $0.00

                                    FCC National Bank,
                                    Servicer


                                    By        /s/ James A. Harwood
                                       ---------------------------------------

                                    Title:       Vice President

                                   30 of 84

                                                                    EXHIBIT 28.G

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

--------------------------------------------------------------------------------

                        FIRST CHICAGO MASTER TRUST II
                               Series 1995 - M
                               October 7, 1998

--------------------------------------------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - M Supplement dated as of April 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1,000 Original Principal Amount).
     ---------------------------------------------------------

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest..................................................        $        4.858

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest...............................................................        $        0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000 Interest.....................................        $        4.858


                                   31 of 84

B.   Information Regarding the Performance of the Trust
     --------------------------------------------------

     1.   Collections of Receivables
          ---------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series...........................................        $508,592,713.19

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1995 - M Certificates..................................................         $10,948,747.84

     c.   The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates............................................          $9,580,154.36

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest.................................................                $19.160

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date.................................................................          $4,955,349.48

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution Date
          allocated in respect of the
          Class A Certificates..............................................................                  $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1995 - M Certificates,
          if any............................................................................                  $0.00

     h.   The amount of Excess Principal Collections allocated
          in respect of the Series 1995 - M Certificates,
          if any............................................................................                  $0.00

     2.   Receivables in Trust
          --------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)..........................................     $15,224,559,054.25

                                   32 of 84

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1995 - M
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date.................................................................        $571,428,572.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date.........................................................        $500,000,000.00

     d.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1995 - M Certificates for the Due
          Period with respect to the current
          Distribution Date.................................................................                  3.753%

     e.   The Invested Percentage with respect to
          Principal Receivables for the Series 1995 - M
          Certificates for the Due Period with respect
          to the current Distribution Date..................................................                  3.753%

     f.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date.................................................................                  87.50%

     g.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date.................................................................                  87.50%

     h.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date.................................................................                  12.50%

     i.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date.................................................................                  12.50%

     3.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date..............................................................................        $758,702,061.40

                                   33 of 84

     4.   Investor Default Amount.
          ------------------------

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - M
          Certificates (the "Investor Default Amount")

          1.   Investor Default Amount......................................................        $  3,665,320.58

          2.   Recoveries...................................................................        $    341,395.56

          3.   Net Default Receivables......................................................        $  3,323,925.02

     b.   The Class A Investor Default Amount

          1.   Investor Default Amount......................................................        $  3,207,155.50

          2.   Recoveries...................................................................        $     98,721.12

          3.   Net Default Receivables......................................................        $  2,908,434.38

     c.   The Collateral Investor Default Amount

          1.   Investor Default Amount......................................................        $    458,165.08

          2.   Recoveries...................................................................        $     42,674.44

          3.   Net Default Receivables......................................................        $    415,490.64

     5.   Investor Charge-offs
          --------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date..............................................................................        $          0.00

     b.   The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution Date..........................................        $          0.00

     c.   The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date..............................................................................        $          0.00

     6.   Monthly Servicing Fee
          ---------------------

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date..............................................................................        $    357,142.86

                                   34 of 84

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date..............................................................................        $    595,238.09

     7.   Available Cash Collateral Amount
          --------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount").........................................................        $          0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-
          drawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date)...................................................        $  5,714,286.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all re-
          ductions thereof on the current Dist-
          ribution Date.....................................................................                  1.143%

     8.   Collateral Invested Amount
          ---------------------------

     a.   The Collateral Invested Amount for the
          current Distribution Date.........................................................        $ 71,428,572.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals, deposits, and
          payments on the current Distribution
          Date..............................................................................        $ 71,428,572.00

     9.   Total Enhancement
          -----------------

     a.   The total Enhancement for the current
          Distribution Date.................................................................        $ 77,142,858.00

     b.   The total Enhancement after giving ef-
          fect to all withdrawals, deposits and
          payments on the current Distribution
          Date..............................................................................        $ 77,142,858.00

                                   35 of 84

     C.   The Pool Factor
          ----------------

               The Pool Factor (which represents the ratio
               of the Class A Invested Amount on the last day
               of the month ending on the Record Date
               adjusted for Class A Investor Charge-Offs set
               forth in B.5.a. above and for the distributions
               of principal set forth in A.2 above to the
               Class A Initial Invested Amount).  The amount
               of a Class A Certificateholder's pro rata share
               of the Class A Invested Amount can be determined
               by multiplying the original denomination of the
               holder's Class A Certificate by the Pool
               Factor.......................................................................           100.00000000%

     D.   Deficit Controlled Amortization Amount
          --------------------------------------

          1.   The Deficit Controlled Amortization Amount
               for the preceding Due Period.................................................        $          0.00

                                        FCC National Bank,
                                        Servicer


                                        By    /s/ James A. Harwood
                                          -------------------------------------

                                        Title:     Vice President

                                   36 of 84

                                                                    EXHIBIT 28.H



                CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                            FCC NATIONAL BANK

        ---------------------------------------------------------

                      FIRST CHICAGO MASTER TRUST II
                             Series 1995 - N
                             October 7, 1998

        ---------------------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - N Supplement dated as of April 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1,000 Original Principal Amount).
     ----------------------------------------------------------

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest.........................   $4.792

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest......................................   $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000 Interest............   $4.792

                                    37 of 84

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.   Collections of Receivables.
          ---------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series........    $   508,592,713.19

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1995 - N Certificates...............    $    10,948,747.84

     c.   The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates.........    $     9,580,154.36

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest..............    $           19.160

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date..............................    $     4,988,682.81

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution Date
          allocated in respect of the
          Class A Certificates...........................    $             0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1995 - N Certificates, if any...........    $             0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the Series 1995 - N
          Certificates, if any...........................    $             0.00

     2.   Receivables in Trust.
          ---------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).......    $15,224,559,054.25

                                    38 of 84

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1995 - N
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date..............................    $   571,428,572.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date......................    $   500,000,000.00

     d.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1995 - N Certificates for the Due
          Period with respect to the current
          Distribution Date...............................   $           3.753%

     e.   The Invested Percentage with respect to
          Principal Receivables for the Series 1995 - N
          Certificates for the Due Period with respect
          to the current Distribution Date................               3.753%

     f.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date...............................               87.50%

     g.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date...............................               87.50%

     h.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date...............................               12.50%

     i.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date...............................               12.50%

     3.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts which were
          30 or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date............................................   $   758,702,061.40

                                    39 of 84

     4.   Investor Default Amount.
          ------------------------

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - N
          Certificates (the "Investor Default Amount")

          1.   Investor Default Amount.........................   $ 3,665,320.58

          2.   Recoveries......................................   $   341,395.56

          3.   Net Default Receivables.........................   $ 3,323,925.02

     b.   The Class A Investor Default Amount

          1.   Investor Default Amount.........................   $ 3,207,155.50

          2.   Recoveries......................................   $   298,721.12

          3.   Net Default Receivables.........................   $ 2,908,434.38

     c.   The Collateral Investor Default Amount

          1.   Investor Default Amount.........................   $   458,165.08

          2.   Recoveries......................................   $    42,674.44

          3.   Net Default Receivables.........................   $   415,490.64


     5.   Investor Charge-offs.
          ---------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date............................................   $             0.00

     b.   The amount attributable to Class A Investor
          Charge-Offs, if any, by which the principal
          balance of the Class A Certificates exceeds the
          Class A Invested Amount as of the end of the
          day on the Record Date with respect to the
          current Distribution Date.......................   $             0.00

     c.   The amount of the Collateral Charge-Offs, if
          any, for the Due Period with respect to the
          current Distribution Date.......................   $             0.00

     6.   Monthly Servicing Fee.
          ----------------------

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date............................................   $       357,142.86

                                    40 of 84

     b.   The amount of the Interchange Monthly Servicing
          Fee payable to the Servicer with respect to the
          current Distribution Date.......................   $       595,238.09

     7.   Available Cash Collateral Amount.
          ---------------------------------

     a.   The amount, if any, withdrawn from the Cash
          Collateral Account for the current Distribution
          Date (the "Withdrawal Amount")..................   $             0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all withdrawals,
          deposits and payments to be made on such
          Distribution Date (the "Available Cash
          Collateral Amount" for the next Distribution
          Date)...........................................   $     5,714,286.00

     c.   The amount as computed in 7.b as a percentage
          of the Class A Invested Amount after giving
          effect to all reductions thereof on the current
          Distribution Date...............................               1.143%

     8.   Collateral Invested Amount.
          ---------------------------

     a.   The Collateral Invested Amount for the
          current Distribution Date.......................   $    71,428,572.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals, deposits, and
          payments on the current Distribution
          Date............................................   $    71,428,572.00

     9.   Total Enhancement.
          ------------------

     a.   The total Enhancement for the current
          Distribution Date...............................   $    77,142,858.00

     b.   The total Enhancement after giving effect to
          all withdrawals, deposits and payments on the
          current Distribution Date.......................   $    77,142,858.00

                                    41 of 84

     C.   The Pool Factor.
          ----------------

             The Pool Factor (which represents the
             ratio of the Class A Invested Amount
             on the last day of the month ending
             on the Record Date adjusted for Class
             A Investor Charge-Offs set forth in
             B.5.a. above and for the
             distributions of principal set forth
             in A.2 above to the Class A Initial
             Invested Amount). The amount of a
             Class A Certificateholder's pro rata
             share of the Class A Invested Amount
             can be determined by multiplying the
             original denomination of the holder's
             Class A Certificate by the Pool
             Factor .......................................      100.00000000%


     D.   Deficit Controlled Amortization Amount.
          ---------------------------------------

          1.   The Deficit Controlled Amortization Amount
               for the preceding Due Period................           $   0.00

                                   FCC National Bank,
                                   Servicer


                                   By /s/ James A. Harwood
                                     -------------------------------
                                   Title: Vice President

                                    42 of 84

                                                                    EXHIBIT 28.I

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK

                     -------------------------------------

                        FIRST CHICAGO MASTER TRUST II
                               Series 1995 - O
                               October 7, 1998

                     -------------------------------------

         Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - O Supplement dated as of June 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ---------------------------------------------------------

    1.  The total amount of the distribution to
        Class A  Certificateholders on the
        Payment Date per $1,000 interest ..................      $4.850

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Class A  Certificates,
        per $1,000 interest ...............................      $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 Interest .....      $4.850

                                   43 of 84

B.  Information Regarding the Performance of the Trust.
    --------------------------------------------------

    1.  Collections of Receivables.
        --------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series  ..........  $    508,592,713.19

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1995 - O Certificates  .................  $     10,948,747.84

    c.  The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates ............  $      9,580,154.36

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest  ................  $            19.160

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date .................................  $      4,959,516.15

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution Date
        allocated in respect of the
        Class A Certificates ..............................  $              0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1995 - O Certificates,
        if any  ...........................................  $              0.00

    h.  The amount of Excess Principal Collections allocated
        in respect of the Series 1995 - O Certificates,
        if any ............................................  $              0.00

    2.  Receivables in Trust.
        --------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series) ..........  $ 15,224,559,054.25

                                   44 of 84

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1995 - O
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date .................................  $    571,428,572.00

    c.  The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date .........................  $    500,000,000.00

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1995 - O Certificates for the Due
        Period with respect to the current
        Distribution Date .................................               3.753%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1995 - O
        Certificates for the Due Period with respect
        to the current Distribution Date ..................               3.753%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date .................................               87.50%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date .................................               87.50%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date .................................               12.50%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date .................................               12.50%

    3.  Delinquent Balances.
        -------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date ..............................................  $    758,702,061.40

                                   45 of 84

    4.  Investor Default Amount.
        -----------------------

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - O
        Certificates (the "Investor Default Amount")

        1.   Investor Default Amount ...................... $       3,665,320.58

        2.   Recoveries ................................... $         341,395.56

        3.   Net Default Receivables ...................... $       3,323,925.02

    b.   The Class A Investor Default Amount

        1.   Investor Default Amount ...................... $       3,207,155.50

        2.   Recoveries ................................... $         298,721.12

        3.   Net Default Receivables ...................... $       2,908,434.38

    c.   The Collateral Investor Default Amount

        1.   Investor Default Amount ...................... $         458,165.08

        2.   Recoveries ................................... $          42,674.44

        3.   Net Default Receivables ...................... $         415,490.64

    5.  Investor Charge-offs.
        --------------------

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date .............................................. $               0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution Date .......... $               0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date .............................................. $               0.00

    6.  Monthly Servicing Fee.
        ---------------------

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date .............................................. $         357,142.86

                                   46 of 84

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date .............................................. $         595,238.09

    7.  Available Cash Collateral Amount.
        --------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") ......................... $               0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date) ................... $       5,714,286.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ribution Date .....................................               1.143%

    8.  Collateral Invested Amount.
        --------------------------

    a.  The Collateral Invested Amount for the
        current Distribution Date ......................... $      71,428,572.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals, deposits, and
        payments on the current Distribution
        Date .............................................. $      71,428,572.00

    9.  Total Enhancement.
        -----------------

    a.  The total Enhancement for the current
        Distribution Date ................................. $      77,142,858.00

    b.  The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date .............................................. $      77,142,858.00

                                   47 of 84

    C.  The Pool Factor.
        ---------------

           The Pool Factor (which represents the ratio of
           the Class A Invested Amount on the last day of
           the month ending on the Record Date adjusted for
           Class A Investor Charge-Offs set forth in B.5.a.
           above and for the distributions of principal set
           forth in A.2 above to the Class A Initial
           Invested Amount). The amount of a Class A
           Certificateholder's pro rata share of the Class A
           Invested Amount can be determined by multiplying the
           original denomination of the holder's Class A
           Certificate by the Pool Factor ....................     100.00000000%

    D.  Deficit Controlled Amortization Amount.
        --------------------------------------

        1.  The Deficit Controlled Amortization Amount
            for the preceding Due Period .....................  $          0.00


                              FCC National Bank,
                              Servicer


                              By  /s/ James A. Harwood
                                -------------------------------------------

                              Title:   Vice President

                                   48 of 84

                                                                    EXHIBIT 28.J

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK

                 ____________________________________________

                        FIRST CHICAGO MASTER TRUST II
                               Series 1995 - P
                               October 7, 1998
                 ____________________________________________

               Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - P Supplement dated as of June 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     A.   Information Regarding the Current Distribution
          ----------------------------------------------
          (Stated on the Basis of $1,000 Original Principal Amount).
          ---------------------------------------------------------

          1.   The total amount of the distribution to
               Class A Certificateholders on the
               Payment Date per $1,000 interest.......................    $4.808

          2.   The amount of the distribution set forth
               in paragraph 1 above in respect of
               principal on the Class A Certificates,
               per $1,000 interest....................................    $0.000

          3.   The amount of the distribution set forth in
               paragraph 1 above in respect of interest on
               the Class A Certificates, per $1,000 Interest..........    $4.808

                                   49 of 84

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Collections of Receivables.
          --------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series............    $508,592,713.19

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1995 - P Certificates...................     $10,948,747.84

     c.   The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates.............      $9,580,154.36

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest..................            $19.160

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date..................................      $4,980,349.48

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution Date
          allocated in respect of the Class A
          Certificates.......................................              $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1995 - P Certificates, if any...............              $0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the  Series 1995 - P
          Certificates, if any...............................              $0.00

     2.   Receivables in Trust.
          --------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)..........  $15,224,559,054.25

                                   50 of 84

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1995 - P
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date.................................     $571,428,572.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date.........................     $500,000,000.00

     d.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1995 - P Certificates for the Due
          Period with respect to the current
          Distribution Date.................................              3.753%

     e.   The Invested Percentage with respect to
          Principal Receivables for the Series 1995 - P
          Certificates for the Due Period with respect
          to the current Distribution Date..................              3.753%

     f.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date.................................              87.50%

     g.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date.................................              87.50%

     h.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date.................................              12.50%

     i.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date.................................              12.50%

     3.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date..............................................     $758,702,061.40

                                   51 of 84

     4.   Investor Default Amount.
          -----------------------

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - P
          Certificates (the "Investor Default Amount")

          1.   Investor Default Amount......................       $3,665,320.58

          2.   Recoveries...................................         $341,395.56

          3.   Net Default Receivables......................       $3,323,925.02

     b.   The  Class A  Investor Default Amount

          1.   Investor Default Amount......................       $3,207,155.50

          2.   Recoveries...................................         $298,721.12

          3.   Net Default Receivables......................       $2,908,434.38

     c.   The Collateral Investor Default Amount

          1.   Investor Default Amount......................         $458,165.08

          2.   Recoveries...................................          $42,674.44

          3.   Net Default Receivables......................         $415,490.64

     5.   Investor Charge-offs.
          --------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date..............................................               $0.00

     b.   The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the Class A
          Certificates exceeds the Class A
          Invested Amount as of the end of the
          day on the Record Date with respect to
          the current Distribution Date.....................               $0.00

     c.   The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date..............................................               $0.00

     6.   Monthly Servicing Fee.
          ---------------------

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date..............................................         $357,142.86

                                   52 0f 84

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date..............................................         $595,238.09

     7.   Available Cash Collateral Amount.
          --------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount").........................               $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-
          drawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date)...................       $5,714,286.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all re-
          ductions thereof on the current Dist-
          ribution Date.....................................              1.143%

     8.   Collateral Invested Amount.
          --------------------------

     a.   The Collateral Invested Amount for the
          current Distribution Date.........................      $71,428,572.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits, and payments on the current
          Distribution Date.................................      $71,428,572.00

     9.   Total Enhancement.
          -----------------

     a.   The total Enhancement for the current
          Distribution Date.................................      $77,142,858.00

     b.   The total Enhancement after giving ef-
          fect to all withdrawals, deposits and
          payments on the current Distribution
          Date..............................................      $77,142,858.00

                                   53 of 84

     C.   The Pool Factor.
          ---------------

               The Pool Factor (which represents the ratio
               of the Class A Invested Amount on the last
               day of the month ending on the Record Date
               adjusted for Class A Investor Charge-Offs
               set forth in B.5.a. above and for the
               distributions of principal set forth in A.2
               above to the Class A  Initial Invested
               Amount).  The amount of a Class A
               Certificateholder's pro rata share of the
               Class A Invested Amount can be determined
               by multiplying the original denomination of
               the holder's Class A Certificate by the Pool
               Factor..........................................    100.00000000%

     D.   Deficit Controlled Amortization Amount.
          --------------------------------------

          1.   The Deficit Controlled Amortization Amount
               for the preceding Due Period....................           $0.00

                                        FCC National Bank,
                                        Servicer


                                        By /s/ James A. Harwood
                                           -----------------------------------
                                        Title: Vice President

                                   54 of 84

                                                                    EXHIBIT 28.K

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


                ______________________________________________

                        FIRST CHICAGO MASTER TRUST II
                               Series 1996 - Q
                               October 7, 1998

                ______________________________________________

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - Q Supplement dated as of September 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1,000 Original Principal Amount).
     ----------------------------------------------------------

     1. The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest..............................    $4.767

     2. The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest...........................................    $0.000

     3. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 Interest.................    $4.767

                                   55 of 84

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1. Collections of Receivables.
        ---------------------------

     a. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.............. $   508,592,713.19

     b. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the  Series 1996 - Q Certificates.................... $    19,707,746.05

     c. The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates............... $    17,244,277.80

     d. The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest.................... $           19.160

     e. The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date.................................... $     9,002,129.02

     f. The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution Date
        allocated in respect of the
        Class A Certificates................................. $             0.00

     g. The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1996 - Q Certificates,
        if any............................................... $             0.00

     h. The amount of Excess Principal Collections allocated
        in respect of the  Series 1996 - Q Certificates,
        if any............................................... $             0.00

     2. Receivables in Trust.
        ---------------------

     a. Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date ("which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series")............ $15,224,559,054.25

                                   56 of 84

     b. The amount of Principal Receivables in
        the Trust represented by the Series 1996 - Q
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date...................................  $1,028,571,429.00

     c. The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date...........................  $  900,000,000.00

     d. The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1996 - Q Certificates for the Due
        Period with respect to the current
        Distribution Date...................................              6.756%

     e. The Invested Percentage with respect to
        Principal Receivables for the Series 1996 - Q
        Certificates for the Due Period with respect
        to the current Distribution Date....................              6.756%

     f. The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date...................................              87.50%

     g. The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date...................................              87.50%

     h. The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date...................................              12.50%

     i. The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date...................................              12.50%

     3. Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date................................................  $  758,702,061.40

                                   57 of 84

     4. Investor Default Amount.
        ------------------------

     a. The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - Q
        Certificates (the "Investor Default Amount")

        1.  Investor Default Amount..............................  $6,597,577.01

        2.  Recoveries...........................................  $  614,512.01

        3.  Net Default Receivables..............................  $5,983,065.00

     b. The Class A Investor Default Amount

        1.  Investor Default Amount..............................  $5,772,879.89

        2.  Recoveries...........................................  $  537,698.01

        3.  Net Default Receivables..............................  $5,235,181.88

     c. The Collateral Investor Default Amount

        1.  Investor Default Amount..............................  $  824,697.12

        2.  Recoveries...........................................  $   76,814.00

        3.  Net Default Receivables..............................  $  747,883.12

     5. Investor Charge-offs.
        ---------------------

     a. The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date.....................................................  $        0.00

     b. The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution Date.................  $        0.00

     c. The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date.....................................................  $        0.00

     6. Monthly Servicing Fee.
        ----------------------

     a. The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date.....................................................  $  642,857.14

                                   58 of 84

     b. The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date..................................................  $  1,071,428.57

     7. Available Cash Collateral Amount.
        ---------------------------------

     a. The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount").............................  $          0.00

     b. The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date).......................  $ 10,285,714.00

     c. The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ribution Date.........................................            1.143%

     8. Collateral Invested Amount.
        ---------------------------

     a. The Collateral Invested Amount for the
        current Distribution Date.............................  $128,571,429.00

     b. The Collateral Invested Amount after
        giving effect to all withdrawals, deposits, and
        payments on the current Distribution
        Date..................................................  $128,571,429.00

     9. Total Enhancement.
        ------------------

     a. The total Enhancement for the current
        Distribution Date.....................................  $138,857,143.00

     b. The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date..................................................  $138,857,143.00

                                   59 of 84

     C. The Pool Factor.
        ----------------

          The Pool Factor (which represents the ratio
          of the Class A Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount).  The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor.................................................  100.00000000%

     D. Deficit Controlled Amortization Amount.
        ---------------------------------------

     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period.............................         $0.00

                              FCC National Bank,
                              Servicer




                              By    /s/ James A. Harwood
                                 ----------------------------

                              Title:    Vice President

                                   60 of 84

                                                                    EXHIBIT 28.L


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


                  -------------------------------------------
                        FIRST CHICAGO MASTER TRUST II
                               Series 1996 - R
                               October 7, 1998
                  -------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - R Supplement dated as of November 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.



A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest ......................           $4.717


    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest....................................           $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 Interest..........           $4.717

                                   61 of 84

B.  Information Regarding the Performance of the Trust.
    --------------------------------------------------
    1.  Collections of Receivables.
        --------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.................          $508,592,713.19

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1996 - R Certificates........................            $8,758,998.27

    c.  The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates..................            $7,664,123.46

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest.......................                  $19.160

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date.......................................            $4,020,946.26

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution Date
        allocated in respect of the
        Class A Certificates....................................                    $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1996 - R Certificates,
        if any..................................................                    $0.00

    h.  The amount of Excess Principal Collections allocated
        in respect of the Series 1996 - R Certificates,
        if any..................................................                    $0.00

    2.  Receivables in Trust.
        --------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series)................       $15,224,559,054.25

                                   62 of 84

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1996 - R
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date...................................     $457,142,858.00

    c.  The  amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date...........................     $400,000,000.00

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1996 - R Certificates for the Due
        Period with respect to the current
        Distribution Date...................................              3.003%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1996 - R
        Certificates for the Due Period with respect
        to the current Distribution Date....................              3.003%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date...................................              87.50%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date...................................              87.50%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date...................................              12.50%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date...................................              12.50%

    3.  Delinquent Balances.
        -------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date.................................................    $758,702,061.40

                                   63 of 84

    4.  Investor Default Amount.
        -----------------------

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - R
        Certificates (the "Investor Default Amount")

        1.  Investor Default Amount.........................       $2,932,256.45

        2.  Recoveries......................................         $273,116.46

        3.  Net Default Receivables..........................      $2,659,139,99

    b.  The Class A Investor Default Amount

        1.  Investor Default Amount.........................       $2,565,724.39

        2.  Recoveries......................................         $238,976.90

        3.  Net Default Receivables.........................        $,326,747.49

    c.  The Collateral Investor Default Amount

        1.  Investor Default Amount.........................         $366,532.06

        2.  Recoveries......................................          $34,139.56

        3.  Net Default Receivables.........................         $332,392.50

    5.  Investor Charge-offs.
        --------------------

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date................................................               $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution Date............               $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date................................................               $0.00

    6.  Monthly Servicing Fee.
        ---------------------

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date................................................         $285,714.29

                                   64 of 84

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date................................................         $476,190.48

    7.  Available Cash Collateral Amount.
        --------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount")...........................               $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date).....................       $4,571,429.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ribution Date.......................................              1.143%

    8.  Collateral Invested Amount.
        --------------------------

    a.  The Collateral Invested Amount for the
        current Distribution Date...........................      $57,142,858.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals, deposits, and
        payments on the current Distribution
        Date............................ ...................      $57,142,858.00

    9.  Total Enhancement.
        -----------------

    a.  The total Enhancement for the current
        Distribution Date.............. ....................      $61,714,287.00

    b.  The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date................................................      $61,714,287.00

                                   65 of 84

    C.  The Pool Factor.
        ---------------

        The Pool Factor (which represents the ratio
        of the Class A Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount).  The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factor..............................................       100.00000000%

    D.  Deficit Controlled Amortization Amount.
        --------------------------------------

        1.  The Deficit Controlled Amortization Amount
            for the preceding Due Period....................              $ 0.00

                                  FCC National Bank,
                                  Servicer


                                  By       /s/ James A. Harwood
                                     -----------------------------
                                   Title:      Vice President

                                   66 of 84

                                                                    EXHIBIT 28.M

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

                    --------------------------------------

                        FIRST CHICAGO MASTER TRUST II
                               Series 1996 - S
                               October 7, 1998
                    --------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - S Supplement dated as of November 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1,000 Original Principal Amount).
     ----------------------------------------------------------

     1.  The total amount of the distribution to
         Class A Certificateholders on the
         Payment Date per $1,000 interest..........................       $4.762

     2.  The amount of the distribution set forth
         in paragraph 1 above in respect of
         principal on the Class A Certificates,
         per $1,000 interest.......................................       $0.000

     3.  The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Class A Certificates, per $1,000 Interest............        $4.762

                                   67 of 84

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.  Collections of Receivables.
         ---------------------------

     a.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Investor Certificates of all Series.............    $508,592,713.19

     b.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Series 1996 - S Certificates....................     $15,328,246.93

     c.  The aggregate amount of Collections of
         Receivables processed for the Due
         Period with respect to the current
         Distribution Date which were allocated
         in respect of the Class A Certificates..............     $13,412,216.08

     d.  The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which were
         allocated in respect of  Class A
         Certificates, per $1,000 interest...................            $19.160

     e.  The amount of Excess Spread for the Due
         Period with respect to the current
         Distribution Date...................................      $7,004,572.57

     f.  The amount of Reallocated Principal
         Collections for the Due Period with
         respect to the current Distribution Date
         allocated in respect of the
         Class A Certificates................................              $0.00

     g.  The amount of Excess Finance Charge
         Collections allocated in respect of the
         Series 1996 - S Certificates,
         if any..............................................              $0.00

     h.  The amount of Excess Principal Collections allocated
         in respect of the Series 1996 - S Certificates,
         if any..............................................              $0.00

     2.  Receivables in Trust.
         ---------------------

     a.  Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by
         the Investor Certificates of all Series)............ $15,224,559,054.25

                                   68 of 84

     b.  The amount of Principal Receivables in
         the Trust represented by the Series 1996 - S
         Certificates (the "Invested Amount") for
         the Due Period with respect to the current
         Distribution Date..................................     $800,000,000.00

     c.  The amount of Principal Receivables
         in the Trust represented by the Class A
         Certificates (the "Class A Invested Amount")
         for the Due Period with respect to the
         current Distribution Date..........................     $700,000,000.00

     d.  The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1996 - S Certificates for the Due
         Period with respect to the current
         Distribution Date..................................              5.255%

     e.  The Invested Percentage with respect to
         Principal Receivables for the Series 1996 - S
         Certificates for the Due Period with respect
         to the current Distribution Date...................              5.255%

     f.  The Class A Floating Percentage for the
         Due Period with respect to the current
         Distribution Date..................................              87.50%

     g.  The Class A Principal Percentage for the
         Due Period with respect to the current
         Distribution Date..................................              87.50%

     h.  The Collateral Floating Percentage for the
         Due Period with respect to the current
         Distribution Date..................................              12.50%

     i.  The Collateral Principal Percentage for the
         Due Period with respect to the current
         Distribution Date..................................              12.50%

     3.  Delinquent Balances.
         --------------------

         The aggregate amount of outstanding
         balances in the Accounts which were 30
         or more days delinquent as of the end of
         the Due Period for the current Distribution
         Date...............................................     $758,702,061.40

                                   69 of 84

     4.  Investor Default Amount.
         ------------------------

     a.  The aggregate amount of all Defaulted
         Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - S
         Certificates (the "Investor Default Amount")

         1.  Investor Default Amount........................       $5,131,448.79

         2.  Recoveries.....................................         $477,953.80

         3.  Net Default Receivables........................       $4,653,494.99

     b.  The Class A Investor Default Amount

         1.  Investor Default Amount........................       $4,490,017.69

         2.  Recoveries.....................................         $418,209.58

         3.  Net Default Receivables........................       $4,071,808.11

     c.  The Collateral Investor Default Amount

         1.  Investor Default Amount........................         $641,431.10

         2.  Recoveries.....................................          $59,744.22

         3.  Net Default Receivables........................         $581,686.88

     5.  Investor Charge-offs.
         ---------------------

     a.  The amount of the Class A Investor
         Charge-Offs per $1,000 interest after
         reimbursement of any such Class A
         Investor Charge-Offs for the Due Period
         with respect to the current Distribution
         Date...............................................               $0.00

     b.  The amount attributable to Class A
         Investor Charge-Offs, if any, by which
         the principal balance of the
         Class A Certificates exceeds the
         Class A Invested Amount as of the end
         of the day on the Record Date with
         respect to the current Distribution Date...........               $0.00

     c.  The amount of the Collateral Charge-
         Offs, if any, for the Due Period with
         respect to the current Distribution
         Date...............................................               $0.00

     6.  Monthly Servicing Fee.
         ----------------------

     a.  The amount of the Monthly Servicing Fee
         payable by the Trust to the Servicer
         with respect to the current Distribution
         Date...............................................         $500,000.00

                                   70 of 84

     b.  The amount of the Interchange Monthly
         Servicing Fee payable to the Servicer
         with respect to the current Distribution
         Date...............................................         $833,333.34

     7.  Available Cash Collateral Amount.
         ---------------------------------

     a.  The amount, if any, withdrawn
         from the Cash Collateral Account
         for the current Distribution Date
         (the "Withdrawal Amount")..........................               $0.00

     b.  The amount available to be withdrawn from
         the Cash Collateral Account as of the
         end of the day on the current Distribution
         Date, after giving effect to all with-
         drawals, deposits and payments to be
         made on such Distribution Date (the
         "Available Cash Collateral Amount"
         for the next Distribution Date)....................       $8,000,000.00

     c.  The amount as computed in 7.b as a
         percentage of the Class A Invested
         Amount after giving effect to all re-
         ductions thereof on the current Dist-
         ribution Date......................................              1.143%

     8.  Collateral Invested Amount.
         ---------------------------

     a.  The Collateral Invested Amount for the
         current Distribution Date..........................     $100,000,000.00

     b.  The Collateral Invested Amount after
         giving effect to all withdrawals, deposits, and
         payments on the current Distribution
         Date...............................................     $100,000,000.00

     9.  Total Enhancement.
         ------------------

     a.  The total Enhancement for the current
         Distribution Date..................................     $108,000,000.00

     b.  The total Enhancement after giving ef-
         fect to all withdrawals, deposits and
         payments on the current Distribution
         Date...............................................     $108,000,000.00

                                   71 of 84

     C.  The Pool Factor.
         ----------------

             The Pool Factor (which represents the ratio
             of the Class A Invested Amount on the last day
             of the month ending on the Record Date
             adjusted for Class A Investor Charge-Offs set
             forth in B.5.a. above and for the distributions
             of principal set forth in A.2 above to the
             Class A Initial Invested Amount). The amount
             of a Class A Certificateholder's pro rata share
             of the Class A Invested Amount can be determined
             by multiplying the original denomination of the
             holder's Class A Certificate by the Pool
             Factor...........................................     100.00000000%

     D.  Deficit Controlled Amortization Amount.
         ---------------------------------------

         1.  The Deficit Controlled Amortization Amount
             for the preceding Due Period.....................             $0.00


                                   FCC National Bank,
                                   Servicer

                                   By            /s/ James A. Harwood
                                       ------------------------------

                                   Title:            Vice President

                                   72 of 84

                                                                    EXHIBIT 28.N

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK


                  __________________________________________

                        FIRST CHICAGO MASTER TRUST II
                               Series 1997 - T
                               October 7, 1998
                  __________________________________________


                Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997 - T Supplement dated as of October 01, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1,000 Original Principal Amount).
     ---------------------------------------------------------
     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest.........................................................     $4.717

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest......................................................................     $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates,
          per $1,000 interest......................................................................     $4.717

                                   73 of 84

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Collections of Receivables.
          --------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series....................................................     $508,592,713.19

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the  Series 1997 - T Certificates........................................................        $13,138,497.39

     c.   The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates...................................................        $11,496,185.21

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest..........................................................             $19.160

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date..........................................................................       $6,031,419.36

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates......................................................................                $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the Series 1997 - T Certificates, if any.............                 $0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of
          the Series 1997 - T Certificates, if any..................................................                $0.00

     2.   Receivables in Trust.
          --------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)...................................................  $15,224,559,054.25

                                   74 of 84

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1997 - T
          Certificates (the "Adjusted Invested Amount") for
          the Due Period with respect to the current
          Distribution Date......................................................................         $685,714,286.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Adjusted Invested Amount")
          for the Due Period with respect to the
          current Distribution Date..............................................................         $600,000,000.00

     d.   The Invested Amount for the Due Period
          with respect to the current Dist-
          ribution Date..........................................................................         $685,714,286.00

     e.   The Class A Invested Amount for the Due
          Period with respect to the current
          Distribution Date......................................................................         $600,000,000.00

     f.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1997 - T Certificates for the Due
          Period with respect to the current
          Distribution Date......................................................................                  4.504%

     g.   The Invested Percentage with respect to
          Principal Receivables for the Series 1997 - T
          Certificates for the Due Period with respect
          to the current Distribution Date.......................................................                  4.504%

     h.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date......................................................................                  87.50%

     i.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date......................................................................                  87.50%

     j.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date......................................................................                  12.50%

     k.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date......................................................................                  12.50%

     3.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date...................................................................................        $758,702,061.40

                                   75 of 84

4.   Investor Default Amount
     -----------------------

a.   The aggregate amount of all Defaulted
     Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1997 - T
     Certificates (the "Investor Default Amount").

     1.   Investor Default Amount.........................................  $4,398,384.68

     2.   Recoveries......................................................    $409,674.68

     3.   Net Default Receivables.........................................  $3,988,710.00

b.   The  Class A Investor Default Amount

     1.   Investor Default Amount.........................................  $3,848,586.60

     2.   Recoveries......................................................    $358,465.34

     3.   Net Default Receivables.........................................  $3,490,121.26

c.   The Collateral Investor Default Amount

     1.   Investor Default Amount.........................................    $549,798.08

     2.   Recoveries......................................................     $51,209.34

     3.   Net Default Receivables.........................................    $498,588.74

5.   Investor Charge-offs.
     --------------------

a.   The amount of the Class A Investor
     Charge-Offs per $1,000 interest after
     reimbursement of any such Class A
     Investor Charge-Offs for the Due Period
     with respect to the current Distribution
     Date.................................................................          $0.00

b.   The amount attributable to Class A Investor
     Charge-Offs, if any, by which the principal balance of the
     Class A Certificates exceeds the
     Class A Adjusted Invested Amount as of the end
     of the day on the Record Date with
     respect to the current Distribution
     Date.................................................................          $0.00

c.   The amount of the Collateral Charge-
     Offs, if any, for the Due Period with
     respect to the current Distribution
     Date.................................................................          $0.00

6.   Monthly Servicing Fee.
     ---------------------

a.   The amount of the Monthly Servicing Fee
     payable by the Trust to the Servicer
     with respect to the current Distribution
     Date.................................................................    $428,571.43

                                   76 of 84

b.   The amount of the Interchange Monthly
     Servicing Fee payable to the Servicer
     with respect to the current Distribution
     Date.................................................................     $714,285.71

7.   Available Cash Collateral Amount.
     --------------------------------

a.   The amount, if any, withdrawn
     from the Cash Collateral Account
     for the current Distribution Date
     (the "Withdrawal Amount")............................................           $0.00

b.   The amount available to be withdrawn from
     the Cash Collateral Account as of the
     end of the day on the current Distribution
     Date, after giving effect to all with-
     drawals, deposits and payments to be
     made on such Distribution Date (the
     "Available Cash Collateral Amount"
     for the next Distribution Date)......................................   $6,857,143.00

c.   The amount as computed in 7.b as a
     percentage of the Class A Adjusted Invested
     Amount after giving effect to all re-
     ductions thereof on the current Dist-
     ribution Date........................................................          1.143%

8.   Collateral Invested Amount.
     --------------------------

a.   The Collateral Invested Amount for the
     current Distribution Date............................................  $85,714,286.00

b.   The Collateral Invested Amount after
     giving effect to all withdrawals,
     deposits, and payments on the current
     Distribution Date....................................................  $85,714,286.00

9.   Total Enhancement.
     -----------------

a.   The total Enhancement for the current
     Distribution Date....................................................  $92,571,429.00

b.   The total Enhancement after giving ef-
     fect to all withdrawals, deposits and
     payments on the current Distribution
     Date.................................................................  $92,571,429.00

                                   77 of 84

C.   The Pool Factor.
     ---------------

          The Pool Factor (which represents the ratio
          of the Class A Adjusted Invested Amount on the last  day
          of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount).  The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor.....................................................................................       100.00000000%

D.   Principal Funding Account.
     -------------------------

     1.   The Princpal Funding Investment Proceeds
          deposited in the Collection Account for the
          current Distribution Date to be treated as
          Class A Available Funds....................................................................               $0.00

     2.   The Excess Principal Funding Investment
          Proceeds for the current Distribution Date.................................................               $0.00

     3.   The Principal Funding Account Balance as of
          the end of day on the current Distribution
          Date.......................................................................................               $0.00

     4.   The Deficit Controlled Accumulation Amount
          for the preceding Due Period...............................................................               $0.00

E.   Reserve Account.
     ---------------

     1.   The Reserve Draw Amount for the current
          Distribution Date..........................................................................               $0.00

     2.   The amount on deposit in the Reserve Account
          as of the end of the day on the current
          Distribution Date (the "Available Reserve
          Account Amount" for the next Distribution Date)............................................               $0.00

                           FCC National Bank,
                           Servicer

                           By      /s/ James A. Harwood
                               -----------------------------
                           Title:     Vice President

                                   78 of 84

                                                                     Exhibit 280

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

            ------------------------------------------------------
                        FIRST CHICAGO MASTER TRUST II
                               Series 1997 - U
                               October 7, 1998
            ------------------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank , as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota , National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997 - U Supplement dated as of October 01, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ---------------------------------------------------------

    1.  The total amount of the distribution to
        Class A  Certificateholders on the
        Payment Date per $1,000 interest.............................     $4.754

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Class A  Certificates,
        per $1,000 interest..........................................     $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the  Class A  Certificates,
        per $1,000 interest..........................................     $4.754

                                   79 of 84

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------
    1.  Collections of Receivables.
        ---------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series ................................                  $508,592,713.19

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the  Series 1997 - U Certificates ......................................                    $8,758,998.27

    c.  The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the  Class A  Certificates................................                    $7,664,123.46

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of  Class A
        Certificates, per $1,000 interest.......................................                          $19.160

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date.......................................................                    $4,005,946.26

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A  Certificates...................................................                            $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the  Series 1997 - U  Certificates,
        if any..................................................................                            $0.00

    h.  The amount of Excess Principal Collections
        allocated in respect of
        the  Series 1997 - U  Certificates, if any..............................                            $0.00


    2.  Receivables in Trust.
        --------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series)................................               $15,224,559,054.25

                                   80 of 84

b.  The  amount of Principal Receivables in
    the Trust represented by the  Series 1997 - U
    Certificates (the "Adjusted Invested Amount") for
    the Due Period with respect to the current
    Distribution Date.....................................................       $457,142,858.00

c.  The amount of Principal Receivables
    in the Trust represented by the Class A
    Certificates (the " Class A Adjusted Invested Amount")
    for the Due Period with respect to the
    current Distribution Date.............................................       $400,000,000.00

d.  The Invested Amount for the Due Period
    with respect to the current Dist-
    ribution Date.........................................................       $457,142,858.00

e.  The Class A Invested Amount for the Due
    Period with respect to the current
    Distribution Date.....................................................       $400,000,000.00

f.  The Invested Percentage with respect to
    Finance Charge Receivables (including
    Interchange) and Defaulted Receivables for
    the Series 1997 - U Certificates for the Due
    Period with respect to the current
    Distribution Date.....................................................                 3.003%

g.  The Invested Percentage with respect to
    Principal Receivables for the Series 1997 - U
    Certificates for the Due Period with respect
    to the current Distribution Date......................................                 3.003%

h.  The Class A Floating Percentage for the
    Due Period with respect to the current
    Distribution Date.....................................................                 87.50%

i.  The Class A Principal Percentage for the
    Due Period with respect to the current
    Distribution Date.....................................................                 87.50%

j.  The Collateral Floating Percentage for the
    Due Period with respect to the current
    Distribution Date.....................................................                 12.50%

k.  The Collateral Principal Percentage for the
    Due Period with respect to the current
    Distribution Date.....................................................                 12.50%

3.  Delinquent Balances.
    --------------------

    The aggregate amount of outstanding
    balances in the Accounts which were 30
    or more days delinquent as of the end of
    the Due Period for the current Distribution
    Date..................................................................       $758,702,061.40

                                   81 of 84

4.  Investor Default Amount.
    ------------------------

a.  The aggregate amount of all Defaulted
    Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1997 - U
    Certificates (the "Investor Default Amount").

    1.  Investor Default Amount.....................................               $2,932,256.45

    2.  Recoveries..................................................                 $273,116.46

    3.  Net Default Receivables.....................................               $2,659,139.99

b.  The Class A Investor Default Amount

    1.  Investor Default Amount.....................................               $2,565,724.39

    2.  Recoveries..................................................                 $238,976.90

    3.  Net Default Receivables.....................................               $2,326,747.49

c.  The Collateral Investor Default Amount

    1.  Investor Default Amount.....................................                 $366,532.06

    2.  Recoveries..................................................                  $34,139.56

    3.  Net Default Receivables.....................................                 $332,392.50

5.  Investor Charge-offs.
    ---------------------

a.  The amount of the Class A Investor
    Charge-Offs per $1,000 interest after
    reimbursement of any such Class A
    Investor Charge-Offs for the Due Period
    with respect to the current Distribution
    Date............................................................                       $0.00

b.  The amount attributable to Class A Investor
    Charge-Offs, if any, by which the principal balance of the
    Class A Certificates exceeds the
    Class A Adjusted Invested Amount as of the end
    of the day on the Record Date with
    respect to the current Distribution
    Date............................................................                       $0.00

c.  The amount of the Collateral Charge-
    Offs, if any, for the Due Period with
    respect to the current Distribution
    Date............................................................                       $0.00

6.  Monthly Servicing Fee.
    ----------------------

a.  The amount of the Monthly Servicing Fee
    payable by the Trust to the Servicer
    with respect to the current Distribution
    Date............................................................                 $285,714.29

                                   82 of 84

b.  The amount of the Interchange Monthly
    Servicing Fee payable to the Servicer
    with respect to the current Distribution
    Date.............................................................              $476,190.48

7.  Available Cash Collateral Amount.
    ---------------------------------

a.  The amount, if any, withdrawn
    from the Cash Collateral Account
    for the current Distribution Date
    (the "Withdrawal Amount")........................................                    $0.00

b.  The amount available to be withdrawn from
    the Cash Collateral Account as of the
    end of the day on the current Distribution
    Date, after giving effect to all with-
    drawals, deposits and payments to be
    made on such Distribution Date (the
    "Available Cash Collateral Amount"
    for the next Distribution Date)..................................            $4,571,429.00

c.  The amount as computed in 7.b as a
    percentage of the  Class A  Adjusted Invested
    Amount after giving effect to all re-
    ductions thereof on the current Dist-
    ribution Date....................................................                    1.143%

8.  Collateral Invested Amount.
    ---------------------------

a.  The Collateral Invested Amount for the
    current Distribution Date........................................           $57,142,858.00

b.  The Collateral Invested Amount after
    giving effect to all withdrawals,
    deposits, and payments on the current
    Distribution Date................................................           $57,142,858.00

9.  Total Enhancement.
    ------------------

a.  The total Enhancement for the current
    Distribution Date................................................           $61,714,287.00

b.  The total Enhancement after giving ef-
    fect to all withdrawals, deposits and
    payments on the current Distribution
    Date.............................................................           $61,714,287.00

                                   83 of 84

C.  The Pool Factor.
    ----------------

    The Pool Factor (which represents the ratio
    of the  Class A  Adjusted Invested Amount on the last  day of the month ending on the Record Date
    adjusted for  Class A  Investor Charge-Offs set
    forth in B.5.a. above and for the distributions
    of principal set forth in A.2 above to the
    Class A  Initial Invested Amount).  The amount
    of a Class A  Certificateholder's pro rata share
    of the  Class A  Invested Amount can be determined
    by multiplying the original denomination of the
    holder's  Class A  Certificate by the Pool
    Factor..............................................................            100.00000000%

D.  Principal Funding Account.
    --------------------------

1.  The Principal Funding Investment Proceeds
    deposited in the Collection Account for the
    current Distribution Date to be treated as
    Class A Available Funds.............................................                   $0.00

2.  The Excess Principal Funding Investment
    Proceeds for the current Distribution Date..........................                   $0.00

3.  The Principal Funding Account Balance as of
    the end of day on the current Distribution
    Date................................................................                   $0.00

4.  The Deficit Controlled Accumulation Amount
    for the preceding Due Period........................................                   $0.00

E.  Reserve Account.
    ----------------

1.  The Reserve Draw Amount for the current
    Distribution Date...................................................                   $0.00

2.  The amount on deposit in the Reserve Account
    as of the end of the day on the current
    Distribution Date (the "Available Reserve
    Account Amount" for the next Distribution Date).....................                   $0.00


                              FCC National Bank,
                              Servicer



                              By  /s/ James A. Harwood
                                 -------------------------------
                              Title:    Vice President

                                   84 of 84